ANNUAL REPORT

TEMPLETON GLOBAL
GOVERNMENTS INCOME TRUST

AUGUST 31, 2000

                  [FRANKLIN(R) TEMPLETON(R) INVESTMENTS LOGO]

SHAREHOLDER LETTER


Your Trust's Goal: Templeton Global Governments Income Trust seeks a high level of current income consistent with preservation of capital. Under normal market conditions, the Trust invests primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world, including emerging markets.


This report of Templeton Global Governments Income Trust covers the fiscal year ended August 31, 2000. During the first half of the reporting period, upward revisions in global economic growth forecasts, and inflationary fears stemming from higher oil prices led many investors to be cautious about the possibility of rising interest rates. Continuing U.S. economic growth, European economic recovery, better-than-expected growth in Japan, and the possibility of a tighter monetary policy stance by central banks all appeared to justify this cautious approach. Most European countries experienced rising interest rates, the U.S. Federal Reserve Board increased interest rates by 125 basis points, and


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments
(SOI). The SOI begins on page 9.


CONTENTS

Shareholder Letter............   1

Performance Summary...........   6

Important Notice to
Shareholders..................   7

Financial Highlights &
Statement of Investments......   8

Financial Statements.........   12

Notes to Financial
Statements...................   15

Report of Independent
Accountants..................   18

                               [PYRAMID GRAPHIC]

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/00
Europe                          42.7%
Latin America                   21.3%
Asia                            10.5%
United States                   10.1%
Canada                           6.1%
Australia & New Zealand          5.6%
Short-Term Investments &
  Other Net Assets               3.7%

many analysts believed that with the possible exception of Japan, industrial economies had reached the bottom of their interest rate cycles.

However, during the second half of the period, a bond buyback program implemented by the U.S. Treasury reduced the supply of U.S. bonds, and concerns about inflation seemed to diminish due to the release of economic data showing growth rates converging toward more sustainable levels. Bonds began to appear more attractive to many investors who put money back into the global fixed income markets.

European bond markets offered positive returns in local currency terms. The U.K. and EMU bond indexes rose 4.33% and 2.45%, respectively. Although the Swedish bond market outperformed the EMU countries, Denmark did not do as well. The Japanese debt market performed well despite a 25 basis point increase in short-term interest rates by the Bank of Japan in August 2000. And Australia/Canada/New Zealand dollar-bloc bond markets, where rising commodity prices supported the local currency and helped contain inflation, outperformed the global bond markets in general, but underperformed that of the U.S. in local currency terms.(1)



(1) Source: J.P. Morgan Securities, Inc.

Due largely to higher commodity prices, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) increased 30.23% during the 12-month period.(2) These higher commodity prices contributed to improved export revenues of emerging market countries, and coupled with continued strength in the U.S. equity market, helped to increase investor appetite for emerging market bonds. Most countries covered by the index experienced rising bond prices, with the exceptions of Nigeria and Cote d'Ivoire (the "Ivory Coast"). Russian bonds were among the best performers, increasing 127.20%, followed by those of Ecuador, Algeria and Brazil, up 55.45%, 42.70% and 38.86%, respectively.

Within this environment, Templeton Global Governments Income Trust posted cumulative total returns (in U.S. dollar terms) of 4.90% in market-price terms and 2.82% in net asset value terms for the 12 months ended August 31, 2000, as shown in the Performance Summary on page 6. The J.P. Morgan Global Government Bond Index, which measures and tracks bonds from around the world, delivered a 4.40% return in local currency terms for the same 12-month period. However, a stronger dollar versus the euro and the Japanese yen resulted in a lower return of - 2.04% in U.S. dollar terms for the index. The J.P. Morgan U.S. Government Bond Index, which measures and tracks U.S. Treasury securities, was up 8.28%.(2)

Throughout the reporting period, we attempted to meet the Trust's objective by allocating approximately 60% - 65% of total


(2) Sources for all indexes: J.P. Morgan Securities, Inc. The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. The J.P. Morgan U.S. Government Bond Index measures and tracks U.S. Treasury securities. Indexes are measured in U.S. dollars (unless otherwise specified) and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


PORTFOLIO BREAKDOWN
Based on Total Net Assets
8/31/00

Government Bonds           93.3%

Corporate Bonds             3.0%

Short-Term Investments
& Other Net Assets          3.7%

net assets to intermediate- and long-term bonds in developed markets, with the remaining assets invested in what we believed were the highest-quality and most-liquid bonds in emerging markets. In our opinion, this combination of investments offered the potential for higher long-term returns at the cost of modestly higher short-term volatility. Because emerging market bonds generally outperformed higher-quality industrial market debt during this period, our allocation to emerging market debt added positively to the Trust's performance.

The Trust's geographic allocation changed slightly during the period. Our allocation to North America decreased from 21.9% to 16.2% of total net assets, with U.S. and Canadian exposure decreasing by 3.0% and 2.7%, respectively. We increased our European allocation slightly from 41.9% to 42.7%, adjusting the underlying country mix to reduce our exposure to Germany, add a position in Spain, and initiate new positions in Belgium, France and the Netherlands. The Trust's New Zealand allocation decreased by 2%, while we added to our position in Turkey and initiated a position in South Korea. We also increased our holdings in Latin America by approximately 1%, leaving our exposure to that region at 21.3% on August 31, 2000.

Looking forward, we are optimistic about prospects for global bond markets and Templeton Global Governments Income Trust. In our opinion, global economic growth should remain strong in the short term, and inflation could be relatively tame. This could prove to be an attractive environment for high-quality bonds and contributes to our positive outlook for the Trust. We also believe that the Trust's emerging market positions may continue to offer attractive return opportunities for its portfolio.

It is important to note that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. These special risks and other considerations are discussed in the Trust's prospectus.

We look forward to serving your future investment needs, and welcome your comments or suggestions.


Portfolio Management Team
Templeton Global Governments Income Trust


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

(1) Cumulative total return represents the change in value of an investment over the periods indicated.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Trust may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


ONE-YEAR PERFORMANCE SUMMARY
AS OF 8/31/00
Distributions will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


One-Year Total Return      2.82% Based on change in Net Asset Value
                           4.90% Based on change in Market Price on
                                 the New York Stock Exchange (NYSE)

Net Asset Value (NAV)              $6.54 (8/31/00)      $7.04 (8/31/99)
Change in NAV                      -$0.50
Market Price (NYSE)                $5.8125 (8/31/00)    $6.1250 (8/31/99)
Change in Market Price             -$0.3125
Distributions (9/1/99-8/31/00)      Dividend Income     $0.6000

ADDITIONAL PERFORMANCE AS OF 9/30/00

                                                                  Inception
                                     1-Year    5-Year   10-Year   (11/22/88)
Cumulative Total Return(1)
   Based on change in
   NAV                               -1.02%     22.83%    71.06%    99.39%
   Based on change in
   market price*                     -0.94%     22.97%    72.67%    71.03%
Average Annual Total Return(2)
   Based on change in
   NAV                               -1.02%      4.20%     5.51%     5.99%
   Based on change in
   market price*                     -0.94%      4.22%     5.61%     4.63%

*Market price returns assume reinvestment of dividends as of the 9/30/00 closing market price. Your actual returns may differ.

For updated performance figures, please call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS


EURO RISK. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of most of the member countries.

It is not possible to predict the long-term impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first year and a half of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the full impact of those changes cannot be assessed at this time.

SHARE REPURCHASE PROGRAM. In May 2000, the Board of Trustees of the Trust approved expansion of the Trust's open-market share repurchase program. Under the Trust's previously announced open-market share repurchase program, the Trust was authorized to purchase, from time to time, up to a maximum of 2 million shares of the Trust's shares of beneficial interest in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented).

The Board's action removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program in efforts to address the Trust's discount to net asset value. The amount and timing of additional purchases, and the extent to which they may exceed the previous limitation, will be at the discretion of the Trust's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2000        1999        1998        1997        1996
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................       $7.04       $7.25       $7.98       $8.01       $7.71
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .55         .56         .55         .56         .60
 Net realized and unrealized gains (losses)................        (.46)       (.17)       (.69)        .01         .30
                                                               --------------------------------------------------------
Total from investment operations...........................         .09         .39        (.14)        .57         .90
                                                               --------------------------------------------------------
Capital share repurchases..................................         .01          --         .01          --          --
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.55)       (.60)       (.45)       (.56)       (.35)
 Net realized gains........................................          --          --        (.02)       (.01)         --
 In excess of net realized gains...........................          --          --          --        (.02)         --
 Tax return of capital.....................................        (.05)         --        (.13)       (.01)       (.25)
                                                               --------------------------------------------------------
Total distributions........................................        (.60)       (.60)       (.60)       (.60)       (.60)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $6.54       $7.04       $7.25       $7.98       $8.01
                                                               ========================================================
Total Return
 Based on market value per share...........................       4.90%      10.49%    (13.02)%      15.01%      10.66%
 Based on net asset value per share........................       2.82%       6.19%     (1.41)%       7.95%      12.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $145,628    $159,448    $164,196    $182,223    $183,011
Ratios to average net assets:
 Expenses..................................................        .98%       1.02%       1.02%        .97%        .96%
 Net investment income.....................................       7.96%       7.51%       6.98%       6.90%       7.50%
Portfolio turnover rate....................................      95.04%      55.00%      52.28%     197.82%     116.55%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 8

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000

                                                               PRINCIPAL
                                                               AMOUNT**              VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.3%
ARGENTINA 3.5%
Republic of Argentina:
  11.00%, 10/09/06..........................................  $ 3,500,000         $  3,325,000
  11.75%, 4/07/09...........................................      475,000              444,006
  9.75%, 9/19/27............................................    1,650,000            1,274,109
                                                                                  ------------
                                                                                     5,043,115
                                                                                  ------------
AUSTRALIA 3.9%
Government of Australia, 10.00%, 10/15/07...................    4,044,000 AUD        2,827,903
Queensland Treasury Corp., 6.50%, 6/14/05...................    4,943,000 AUD        2,847,159
                                                                                  ------------
                                                                                     5,675,062
                                                                                  ------------
BELGIUM 3.0%
Kingdom of Belgium, 8.50%, 10/01/07.........................    4,214,000 EUR        4,359,362
                                                                                  ------------
BRAZIL 7.5%
Government of Brazil:
  FRN, 7.4375%, 4/15/09.....................................    4,085,000            3,612,672
  14.50%, 10/15/09..........................................    1,940,000            2,154,855
  Series L, cvt., FRN, 7.4375%, 4/15/12.....................    4,275,000            3,310,475
  12.75%, 1/15/20...........................................    1,000,000              978,750
  10.125%, 5/15/27..........................................    1,100,000              874,775
                                                                                  ------------
                                                                                    10,931,527
                                                                                  ------------
CANADA 6.1%
Government of Canada:
  10.50%, 3/01/01...........................................    8,324,000 CAD        5,772,046
  10.00%, 5/01/02...........................................    4,310,000 CAD        3,109,636
                                                                                  ------------
                                                                                     8,881,682
                                                                                  ------------
DENMARK 1.6%
Kingdom of Denmark:
  9.00%, 11/15/00...........................................    4,815,000 DKK          577,413
  8.00%, 3/15/06............................................   13,331,000 DKK        1,756,177
                                                                                  ------------
                                                                                     2,333,590
                                                                                  ------------
FRANCE 5.9%
Government of France:
  8.25%, 2/27/04............................................    7,400,000 EUR        7,179,605
  8.50%, 10/25/08...........................................    1,304,000 EUR        1,389,442
                                                                                  ------------
                                                                                     8,569,047
                                                                                  ------------
GERMANY 5.9%
Federal Republic of Germany, 8.00%, 7/22/02.................    9,162,351 EUR        8,531,869
                                                                                  ------------
INDIA .1%
+*Essar Steel Ltd., 144A, FRN, 7.635%, 7/20/99..............      255,000              133,875
                                                                                  ------------

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                               PRINCIPAL
                                                               AMOUNT**              VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ITALY 6.6%
Buoni Poliennali del Tesoro:
  8.75%, 7/01/06............................................    2,140,000 EUR      $  2,200,121
  6.75%, 7/01/07............................................    1,142,000 EUR         1,081,286
Government of Italy:
  10.50%, 11/01/00..........................................    1,497,722 EUR         1,341,532
  10.50%, 4/01/05...........................................    1,228,000 EUR         1,305,187
  10.50%, 9/01/05...........................................    3,395,000 EUR         3,658,499
                                                                                   ------------
                                                                                      9,586,625
                                                                                   ------------
MEXICO 4.2%
United Mexican States:
  9.875%, 1/15/07...........................................    1,925,000             2,040,981
  8.625%, 3/12/08...........................................    1,065,000             1,061,273
  11.375%, 9/15/16..........................................    2,610,000             3,066,750
                                                                                   ------------
                                                                                      6,169,004
                                                                                   ------------
NETHERLANDS 3.7%
Cellco Finance NV, 15.00%, 8/01/05..........................    2,375,000             2,591,719
Government of Netherlands, 7.75%, 3/01/05...................    2,900,000 EUR         2,814,918
                                                                                   ------------
                                                                                      5,406,637
                                                                                   ------------
NEW ZEALAND 1.7%
Government of New Zealand, 8.00%, 11/15/06..................    5,420,000 NZD         2,460,968
                                                                                   ------------
PANAMA .6%
Republic of Panama, 8.875%, 9/30/27.........................      960,000               843,600
                                                                                   ------------
SOUTH KOREA 2.9%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................    1,650,000             1,693,395
Republic of Korea, 8.875%, 4/15/08..........................    2,360,000             2,491,216
                                                                                   ------------
                                                                                     4,184,611
                                                                                   ------------
SPAIN 4.9%
Bonos y Oblig del Estado, 8.80%, 4/30/06....................    2,113,000 EUR        2,168,793
Government of Spain:
  10.10%, 2/28/01...........................................    2,738,211 EUR         2,489,781
  10.15%, 1/31/06...........................................    2,320,000 EUR         2,492,742
                                                                                   ------------
                                                                                      7,151,316
                                                                                   ------------
SWEDEN 4.0%
Kingdom of Sweden:
  13.00%, 6/15/01...........................................    5,000,000 SEK           564,817
  10.25%, 5/05/03...........................................   44,500,000 SEK         5,329,360
                                                                                   ------------
                                                                                      5,894,177
                                                                                   ------------

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                               PRINCIPAL
                                                               AMOUNT**              VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
TURKEY 7.5%
Republic of Turkey:
  Reg S, 9.875%, 2/23/05....................................  $   825,000         $    831,188
  Reg S, 10.00%, 9/19/07....................................    5,280,000            5,273,400
  12.375%, 6/15/09..........................................    4,410,000            4,789,260
                                                                                  ------------
                                                                                    10,893,848
                                                                                  ------------
UNITED KINGDOM 7.1%
United Kingdom:
  8.00%, 12/07/00...........................................    5,115,000 GBP        7,480,383
  8.50%, 7/16/07............................................    1,714,000 GBP        2,891,289
                                                                                  ------------
                                                                                    10,371,672
                                                                                  ------------
UNITED STATES 10.1%
Fannie Mae, 5.25%, 1/15/09..................................    5,435,000            4,880,744
U.S. Treasury Bonds:
  5.25%, 11/15/28...........................................    4,438,000            4,085,734
  5.25%, 2/15/29............................................    2,420,000            2,230,938
U.S. Treasury Notes:
  6.125%, 8/31/02...........................................    2,700,000            2,698,313
  7.25%, 8/15/04............................................      850,000              885,329
                                                                                  ------------
                                                                                    14,781,058
                                                                                  ------------
VENEZUELA 5.5%
Republic of Venezuela, 9.25%, 9/15/27.......................   11,615,000            7,880,052
Venezuela Front Load Interest Reduction Bond, A, FRN,
  7.4375%, 3/31/07..........................................      166,665              144,478
                                                                                  ------------
                                                                                     8,024,530
                                                                                  ------------
TOTAL LONG TERM INVESTMENTS (COST $161,347,344).............                       140,227,175
                                                                                  ------------
SHORT TERM INVESTMENTS (COST $2,195,000) 1.5%
Den Danske Bank, 6.625%, 9/01/00, Time Deposit..............    2,195,000            2,195,000
                                                                                  ------------
TOTAL INVESTMENTS (COST $163,542,344) 97.8%.................                       142,422,175
OTHER ASSETS, LESS LIABILITIES 2.2%.........................                         3,205,385
                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                      $145,627,560
                                                                                  ============

CURRENCY ABBREVIATIONS:

AUD --  Australian Dollar
CAD --  Canadian Dollar
DKK --  Danish Krone
EUR --  European Unit
GBP --  British Pound
NZD --  New Zealand Dollar
SEK --  Swedish Krona

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

Assets:
 Investments in securities, at value (cost $163,542,344)....    $142,422,175
 Cash.......................................................             229
 Receivables:
  Investment securities sold................................       2,776,717
  Interest..................................................       4,519,393
                                                                ------------
      Total assets..........................................     149,718,514
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       2,694,551
  To affiliates.............................................          99,923
 Distributions to shareholders..............................       1,113,676
 Accrued expenses...........................................         182,804
                                                                ------------
      Total liabilities.....................................       4,090,954
                                                                ------------
Net assets, at value........................................    $145,627,560
                                                                ============
Net assets consist of:
 Distributions in excess of net investment income...........    $ (1,113,676)
 Net unrealized depreciation................................     (21,217,435)
 Accumulated net realized loss..............................     (11,674,830)
 Beneficial shares..........................................     179,633,501
                                                                ------------
Net assets, at value........................................    $145,627,560
                                                                ============
Net asset value per share ($145,627,560 / 22,273,521 shares
  outstanding)..............................................           $6.54
                                                                ============

                       See Notes to Financial Statements.
 12

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

Interest Income (net of foreign taxes of $21,693)...........                    $ 13,872,879
Expenses:
 Management fees (Note 3)...................................    $    852,934
 Administrative fees (Note 3)...............................         387,693
 Transfer agent fees........................................         100,200
 Custodian fees.............................................          29,650
 Reports to shareholders....................................          55,150
 Registration and filing fees...............................          30,000
 Professional fees..........................................          33,700
 Trustees' fees and expenses................................          33,200
 Other......................................................           4,626
                                                                ------------
      Total expenses........................................                       1,527,153
                                                                                ------------
            Net investment income...........................                      12,345,726
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (11,213,929)
  Foreign currency transactions.............................        (466,417)
                                                                ------------
      Net realized loss.....................................                     (11,680,346)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................       1,340,238
  Translation of assets and liabilities denominated in
    foreign currencies......................................         (95,062)
                                                                ------------
      Net unrealized appreciation...........................                       1,245,176
                                                                                ------------
Net realized and unrealized loss............................                     (10,435,170)
                                                                                ------------
Net increase in net assets resulting from operations........                    $  1,910,556
                                                                                ============

                       See Notes to Financial Statements.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                    2000               1999
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 12,345,726       $ 12,642,152
  Net realized gain (loss) from investments and foreign
   currency transactions....................................     (11,680,346)           716,186
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................       1,245,176         (4,520,692)
                                                                -------------------------------
    Net increase in net assets resulting from operations....       1,910,556          8,837,646

 Distributions to shareholders from:
  Net investment income.....................................     (12,361,808)       (13,585,693)
  Tax return of capital.....................................      (1,182,865)                --
                                                                -------------------------------
 Total distributions to shareholders........................     (13,544,673)       (13,585,693)

 Beneficial share transactions (Note 2).....................      (2,186,240)                --

    Net decrease in net assets..............................     (13,820,357)        (4,748,047)

Net assets:
 Beginning of year..........................................     159,447,917        164,195,964
                                                                -------------------------------
 End of year................................................    $145,627,560       $159,447,917
                                                                ===============================

Distributions in excess of net investment income included in net assets:
 End of year................................................    $ (1,113,676)      $ (1,132,141)
                                                                ===============================

                       See Notes to Financial Statements.
 14

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks a high level of current income consistent with preservation of capital. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 2 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). Recent action by the Board of Directors has removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program.

At August 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 2000, 369,300 shares were repurchased for $2,186,240. The weighted average discount of market price to net asset value of shares repurchased during the year ending August 31, 2000 was 11%. During the year ended August 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Through August 31, 2000 the Fund had repurchased a total of 569,300 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE      AVERAGE DAILY NET ASSETS
--------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an administrative fee to FT Services of 0.25% per year of the Fund's average daily net assets. FT Services has entered into a Sub-Administrator Agreement with Dean Witter Reynolds, Inc. through its InterCapital Division (DWR InterCapital), whereby DWR InterCapital provides certain administrative services. FT Services pays DWR InterCapital a fee equal, on an annual basis, to 0.15% of the Fund's average daily net assets.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At August 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $165,865,570 was as follows:

Unrealized appreciation.....................................  $    929,204
Unrealized depreciation.....................................   (24,372,599)
                                                              ------------
Net unrealized depreciation.................................  $(23,443,395)
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31, on sales of securities and foreign currencies, and foreign currency gains/losses on the sale of debt instruments.

At August 31, 2000, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1999 of $2,834,006 and $6,383,463, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

At August 31, 2000, the Fund had tax basis capital losses of $134,135 which may be carried over to offset future capital gains. Such losses expire August 31, 2008.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2000 aggregated $140,630,255 and $146,784,562, respectively.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Governments Income Trust (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years ending August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 29, 2000

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Annual Meeting of Shareholders, March 7, 2000

An Annual Meeting of Shareholders of the Trust was held at the Trust's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 7, 2000. The purpose of the meeting was to elect four Trustees of the Trust; to ratify the selection of PricewaterhouseCoopers LLP, as the Trust's independent auditors for the fiscal year ending August 31, 2000; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust:
Nicholas F. Brady, Edith E. Holiday, Charles B. Johnson and Betty P. Krahmer.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Trust's independent auditors for the fiscal year ending August 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Trustees:

                                                   % OF                 % OF                               % OF
   TERM EXPIRING 2003:         FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Nicholas F. Brady.........  17,067,754            75.38%               99.21%         135,893             0.60%
Edith E. Holiday..........  17,069,698            75.39%               99.22%         133,949             0.59%
Charles B. Johnson........  17,070,333            75.39%               99.23%         133,314             0.59%
Betty P. Krahmer..........  17,059,322            75.34%               99.16%         144,325             0.64%

                                % OF
   TERM EXPIRING 2003:      VOTED SHARES
----------------------------------------
Nicholas F. Brady.........     0.79%
Edith E. Holiday..........     0.78%
Charles B. Johnson........     0.77%
Betty P. Krahmer..........     0.84%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the fiscal year ending August 31, 2000:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  17,033,827            75.23%               99.01%
Against...................      47,580             0.21%                0.28%
Abstain...................     122,240             0.54%                0.71%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  16,822,021            74.30%               97.78%
Against...................     147,870             0.65%                0.86%
Abstain...................     233,756             1.03%                1.36%

*Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Rupert H. Johnson, Jr., Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos are Trustees of the Trust who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Dividend Reinvestment Plan

The Trust offers a Dividend Reinvestment Plan (the "Plan") with the following features:

If shares of the Trust are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Morgan Stanley Dean Witter Trust(FSB), P.O. Box 1040, Jersey City, New Jersey 07303, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Morgan Stanley Dean Witter Trust(FSB) (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Trust declares dividends in either cash or shares of beneficial interest of the Trust, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded daily on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/869-NEWS (1-800/869-6397).

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Trust's mailing list, by writing Templeton Global Governments Income Trust, 100 Fountain Parkway P.O. Box 33030, St. Petersburg, FL 33733-8030.

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers L.L.P.
333 Market Street
San Francisco, CA 94105

TEMPLETON GLOBAL GOVERNMENTS
INCOME TRUST
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Morgan Stanley Dean Witter Trust (FSB)
Harborside Financial Center, Plaza 2
Jersey City, NJ 07311
1-800/869-NEWS

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Trust may go down as well as up. Like any investment in securities, the value of the Trust's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Trust and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.